Exhibit 10.2

FIRST AMENDMENT TO LEASE AGREEMENT

This First Amendment to Lease Agreement (“Amendment”) is made as of the 10th day of January, 2018, by and among CLEVELAND AMERICAN, LLC, a Delaware limited liability company, and HOLDINGS CLEVELAND AMERICAN, LLC, a Delaware limited liability company (collectively, “Landlord”), and INOGEN, INC., a Delaware corporation (“Tenant”).

WHEREAS, Tenant currently leases from Landlord approximately 22,100 square feet of space (the “Premises”) in the building located at 1 American Road, Cleveland, Ohio 44144, pursuant to that certain Lease Agreement dated May 31, 2017 (the “Lease”);

WHEREAS, Tenant has exercised its right to expand the Premises upon and subject to the terms set forth in the Lease; and

WHEREAS, the parties have agreed to modify the Lease in accordance with the terms and provisions set forth herein.

NOW, THEREFORE, for good and valuable consideration, Landlord and Tenant agree as follows:

1.	Terms. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Lease.

2.

Office Expansion.  The term “Office Increment” shall mean all 20,000 square feet of the Expansion Area #1 as more precisely depicted on the space plan incorporated herein as First Amendment Exhibit A. On the later to occur of (i) mutual execution of this First Amendment and (ii) January 2, 2018 (the “Office Increment Possession Date”): (i) the Office Increment is added to the Premises; (ii) Section B of the Lease Summary and Paragraph 1.2.A of the Lease and Paragraph 5.1.P are hereby amended to provide that the Premises contains approximately 42,100 rentable square feet of the Building; and (iii) Section K and Paragraph 5.1.T of the Lease are hereby amended to provide that Tenant’s Office Share for the Premises is 8.34%, which is determined by dividing 42,100 SF Rentable Area of the Premises by the 504,942 SF Rentable Office Area of the Building. The term for the Office Increment shall be coterminous with the initial Premises and expire on September 30, 2024. Promptly after mutual execution of this First Amendment, the Security Deposit shall be increased by $16,500.  Tenant has elected not to receive any Office Increment Allowance in connection with the Office Increment. The Office Increment Commencement Date shall be the last to occur of (i) April 1, 2018 and (ii) 90 days after the Office Increment Possession Date and (iii) completion by Landlord of all Landlord Work pursuant to Exhibits D-1 and D-2 of the Lease. Tenant shall be provided parking spaces pursuant to Section 6 of the Lease, other than the patching and restriping of the parking field which shall be completed as weather permits.  Landlord shall pay a commission to Tenant’s Broker pursuant to Section 3 of Exhibit G of the Lease.

3.

Counterparts; Conflicts.  This Amendment may be executed in counterparts, which taken together shall constitute one and the same instrument and any one of the parties hereto may execute this Amendment by signing such counterpart.  In the event of any inconsistency between the terms of the Lease and this Amendment, the terms of this Amendment shall control.

4.	Lease Binding. Except as expressly amended hereby, the Lease shall remain in full force and effect and fully binding upon the parties hereto.

SIGNATURE PAGE FOLLOWS

The parties have duly executed this Amendment as of the date first-above written.

LANDLORD:

CLEVELAND AMERICAN, LLC,
a Delaware limited liability company,

By:	/s/ Christopher Semarjian
Christopher Semarjian, Manager

HOLDINGS CLEVELAND AMERICAN, LLC,
a Delaware limited liability company

By:	Holdings Ohio Manager, LLC, a Delaware limited liability company, its Manager
	By:	/s/ John A. Mase
John A. Mase, Chief Executive Officer

TENANT:

INOGEN, INC.,
a Delaware corporation

By:	/s/ Alison Bauerlein
	Name:	Alison Bauerlein
	Title:	Chief Financial Officer

STATE OF OHIO	)
	)	SS:
COUNTY OF CUYAHOGA	)

The foregoing instrument was acknowledged before me this 5th day of January, 2018, by Christopher Semarjian, the Manager of Cleveland American, LLC, a Delaware limited liability company, on behalf of the limited liability company.

/s/ Sue A. Speck
Notary Public
My commission expires:	10/19/2019

STATE OF CALIFORNIA	)
	)	ss.
COUNTY OF SANTA BARBARA	)

On December 28, 2017, before me, Gretchen L. Smith, Notary Public personally appeared Alison K. Bauerlein, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	/s/ Gretchen L. Smith	(Seal)

STATE OF CALIFORNIA	)
	)	SS:
COUNTY OF LOS ANGELES	)

On January 10, 2018, before me, Renay Irene Cardona Marquez, Notary Public personally appeared John A. Mase, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	/s/ Renay Irene Cardona Marquez	(Seal)

EXHIBIT A

[SEE ATTACHED]

Exhibit A

FP-2B
NOVEMBER 29, 2017
PHASE 1
COMBINED TOTALS
PHASE 2
FLOOR PLAN
SCALE: NTS
INOGEN - PHASE 2
ONE AMERICAN WAY - BROOKLYN OHIO
PUBLIC CORRIDOR

Exhibit A Phase combined totals phase 2 fp-2 floor plan inogen - phase 2 one American way – Brooklyn ohio November 29,2017